Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,799,355
Unrealized Gain (Loss) on Market Value of Commodity Futures	16,556,541
Dividend Income	4,079
Interest Income	674
ETF Transaction Fees	350
Total Income (Loss)	$18,360,999

Expenses
Management Fees	$119,319
Professional Fees	21,324
Brokerage Commissions	3,149
Directors' Fees and insurance	3,707
SEC & FINRA Registration Expense	3,255
Total Expenses	$150,754
Net Income (Loss)	$18,210,245

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/21	$174,240,012
Additions (50,000 Shares)	1,953,099
Net Income (Loss)	18,210,245

Net Asset Value End of Month	$194,403,356
Net Asset Value Per Share (4,950,000 Shares)	$39.27

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,364,300
Unrealized Gain (Loss) on Market Value of Commodity Futures	17,621,252
Dividend Income	4,959
Interest Income	694
ETF Transaction Fees	4,200
Total Income (Loss)	$23,995,405

Expenses
Management Fees	$114,487
Professional Fees	34,299
Brokerage Commissions	4,388
Directors' Fees and insurance	5,010
SEC & FINRA Registration Expense	11,658
Total Expenses	169,842
Expense Waiver	(28,935)
Net Expenses	$140,907
Net Income (Loss)	$23,854,498

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/21	$189,702,452
Additions (1,900,000 Shares)	50,024,574
Withdrawals (100,000 Shares)	(2,478,468)
Net Income (Loss)	23,854,498

Net Asset Value End of Month	$261,103,056
Net Asset Value Per Share (9,500,000 Shares)	$27.48

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,163,655
Unrealized Gain (Loss) on Market Value of Commodity Futures	34,177,793
Dividend Income	9,038
Interest Income	1,368
ETF Transaction Fees	4,550
Total Income (Loss)	$42,356,404

Expenses
Management Fees	$233,806
Professional Fees	55,623
Brokerage Commissions	7,537
Directors' Fees and insurance	8,717
SEC & FINRA Registration Expense	14,913
Total Expenses	320,596
Expense Waiver	(28,935)
Net Expenses	$291,661
Net Income (Loss)	$42,064,743

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/21	$363,942,464
Additions (1,950,000 Shares)	51,977,673
Withdrawals (100,000 Shares)	(2,478,468)
Net Income (Loss)	42,064,743

Net Asset Value End of Month	$455,506,412

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596